Consolidated Statements of Other Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Consolidated Statements of Other Comprehensive Income
Profit for the year	$ 49,421	$ 235,467	$ 433,935
Items that will not be reclassified to profit or loss:
Remeasurements of defined benefit pension plans	10	684	165
Unrealized gain (loss) on financial assets at fair value through other comprehensive income	152	152	(181)
Income tax related to items that will not be reclassified subsequently	1	(107)	(27)
Items that may be reclassified subsequently to profit or loss:
Foreign operations - foreign currency translation differences	(123)	(157)	(72)
Other comprehensive income for the year, net of tax	40	572	(115)
Total comprehensive income for the year	49,461	236,039	433,820
Total comprehensive income attributable to noncontrolling interests	1,193	1,391	2,958
Total comprehensive income attributable to Himax Technologies, Inc. stockholders	$ 50,654	$ 237,430	$ 436,778